                                                                   Exhibit 99.1


                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pinnacle Financial Partners (the "Company") on Form 10-QSB for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, M. Terry Turner, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             /s/ M. Terry Turner
                                             ----------------------------------
                                             M. Terry Turner
                                             President and
                                             Chief Executive Officer
                                             Pinnacle Financial Partners, Inc.
                                             November 5, 2002


In connection with the Quarterly Report of Pinnacle Financial Partners (the "Company") on Form 10-QSB for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harold R. Carpenter, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             /s/ Harold R. Carpenter
                                             ----------------------------------
                                             Harold R. Carpenter
                                             Chief Financial Officer
                                             Pinnacle Financial Partners, Inc.
                                             November 5, 2002